UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 27, 2025 (May 21, 2025)

PLURI INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-31392	98-0351734
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

MATAM Advanced Technology Park
Building No. 5
Haifa, Israel	3508409
(Address of Principal Executive Offices)	(Zip Code)

011 972 74 710 7171

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $0.00001 per share	PLUR	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Event.

On May 21, 2025, the Board of Directors of Pauri Inc. (the “Company”) approved the rescheduling of the Company’s 2025 Annual Meeting of Shareholders (the “2025 Annual Meeting”) to be held on Monday, June 30, 2025, at 4:00 p.m. Israel time, at the Company’s office located at MATAM Advanced Technology Park Building No. 5, Haifa, Israel 3508409, instead of May 23, 2025 as previously disclosed. The record date for the determination of shareholders of the Company entitled to receive notice of and to vote at the 2025 Annual Meeting has been re-set as the close of business on May 23, 2025.

To be considered for inclusion in this year’s proxy materials for the 2025 Annual Meeting, shareholder proposals must have been submitted in writing by January 2, 2025. The Company has determined this deadline to be a reasonable time before it expects to begin printing and distributing its proxy materials in accordance with Rule 14a-5(f) and Rule 14a-8(e) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition to meeting this deadline, shareholder proposals intended to be considered for inclusion in the Company’s proxy materials for the 2025 Annual Meeting must also comply with all applicable rules and regulations of the Securities and Exchange Commission. Shareholders who wish to present a proposal at the 2025 Annual Meeting without inclusion of such proposal in the Company’s proxy materials, must have advised the Company’s Secretary of such proposal in writing by March 17, 2025, which the Company has determined to be a reasonable time before the Company sends the proxy materials for the 2025 Annual Meeting. In addition to satisfying the foregoing requirements, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than management’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLURI INC.

Date: May 27, 2025	By:	/s/ Liat Zalts
	Name:	Liat Zalts
	Title:	Chief Financial Officer

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